Midanek/Pak Ultrashort Duration Fund
a series of Advisors Series Trust
November 19, 2004

Supplement to the Prospectus
dated September 30, 2004

Please note the following changes to your prospectus with respect to the Midanek/PakUltrashort Duration Fund.

Change in Dividends and Distributions
The Fund is changing its dividend distribution schedule referenced on page 20 of your prospectus as follows:

Dividends are declared, accrued and paid daily based upon the Fund’s net investment income (i.e., income other than net realized gains).

Please keep this Supplement with your Prospectus.